Exhibit 99



                              [VIZACOM, INC. LOGO]




For Immediate Release
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   VIZACOM ANNOUCES APPOINTMENT OF DOUGLAS C. GREENWOOD TO BOARD OF DIRECTORS
                       AND RESCHEDULING OF ANNUAL MEETING

Bohemia, New York - July 25, 2002 - Vizacom Inc. (Nasdaq: VIZY), a provider of comprehensive information technology product and service solutions, today announced that Douglas C. Greenwood has been appointed to Vizacom's Board of Directors. Mr. Greenwood is a Partner, Managing Director, and Director of
Investment  Banking  at  Trautman  Wasserman  & Co.,  Inc.  He  joined  Trautman
Wasserman after 13 years at Deutsche Banc Alex. Brown LLC, where he was a Managing Director in the Corporate and Executive Services Group. Prior to Deutsche Banc, Mr. Greenwood held officer-level positions at Chemical Bank and Brown Brothers Harriman & Co. He is also the Managing Director of Pickwick Group LLC, is on the Board of Directors of the Arizona Venture Technology Fund, and serves as a Trustee of the Wayne Brown Institute. Mr. Greenwood earned his BA from Princeton in 1973.

Commenting on this announcement, Vincent DiSpigno, CEO, stated "The addition of Mr. Greenwood to our Board represents not only the strong, committed interest of a seasoned Wall Street executive, but also the financial insight and corporate governance experience that will help guide Vizacom going forward."

Vizacom Inc. also announced that it will reschedule its 2002 annual meeting of stockholders, which was originally scheduled for August 14th, 2002, in order to allow for the possible addition of certain items to the meeting's agenda. The 2002 annual meeting of stockholders will be rescheduled for late October to early November, 2002. The Board of Directors of Vizacom, Inc. will set a new record date for the determination of the stockholders entitled to vote at the rescheduled annual meeting. The new record date and meeting date will be announced once set.

About Vizacom
Vizacom Inc. is a provider of comprehensive information technology product and service solutions. Vizacom develops and provides to leading global and domestic companies a range of solutions, including: multimedia products; systems and network development and integration;


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state-of-the-art  managed and co-location services; and data security solutions.
Vizacom  attracts  top,  established  companies  as clients,  including:  Martha
Stewart  Living,   Verizon   Communications,   WPP  Group,  and  Viacom.   Visit
www.vizacom.com.



Safe Harbor

Statements contained in this press release include "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance and achievements, whether expressed or implied by such forward-looking statements, not to occur or be realized. Such forward-looking statements generally are based upon our best estimates of future results, performance or achievement, based upon current conditions and the most recent results of operations. Forward-looking statements may be identified by the use of forward-looking terminology such as "may," "will," "expect," "believe," "estimate," "anticipate," "continue" or similar terms, variations of those terms or the negative of those terms. Forward-looking statements may differ from actual future results due to, but not limited to, any of the following possibilities: Our ability to maintain our Nasdaq market listing; Our ability to effectively manage our growth, including the integration of newly acquired operations, and otherwise monitor our operations, costs, regulatory compliance, and service quality; Our ability to expand through attractively priced acquisitions; Our ability to identify future markets and successfully expand existing ones; Our ability to maintain our valued industry partner and vendor relationships and attract new industry partners and vendors; Our ability to maintain our client relationships and attract new clients; Our ability to attract and retain qualified personnel; The market acceptance and amount of sales of our products and services; The effects of greater than anticipated competition requiring new pricing, marketing strategies or new product offerings and the risk that we will not respond on a timely or profitable basis; Business and consumer trends, and economic conditions; The effects of more general factors, including changes in economic conditions, changes in the capital markets, and changes in accounting practices and practices adopted or as required in generally accepted accounting principles. You should carefully consider such risks, uncertainties and other information, disclosures and discussions which contain cautionary statements identifying important factors that could cause actual results to differ materially from those provided in the forward-looking statements. Readers should carefully review the risk factors described in other documents we have filed from time to time with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.